UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

CPS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

508-222-0614
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the

Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the

Exchange Act (17 CFR 240.13e-4( c)).

Securities registered pursuant to Section(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CPSH	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2020, CPS Technologies Corp. (“CPS” or the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 13,203,437 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 11,999,317 shares, or 90.85% of the eligible common stock, were present either in person or by proxy. Based on the results reported by an independent inspector of elections, in excess of 91% of votes cast at the Annual Meeting were in support of each of the Company’s four nominees. The final results of the matters voted on at the Annual Meeting are provided below:

Proposal 1: The following individuals were elected as directors to hold office until the next annual meeting  of stockholders or until their respective successors are elected and qualified.

Director Name	For	For (%)	Against	Abstained
Grant C. Bennett	7,679,933	98.1	144,637	3,139
Francis J. Hughes, Jr.	7,683,323	98.1	140,237	4,149
Daniel C. Snow	7,665,592	97.9	158,015	4,102
Thomas M. Culligan	7,684,848	98.1	138,712	4,149
Ralph M. Norwood	7,559,380	96.5	251,280	17,049

Proposal 2:  Advisory vote to approve named executive officer compensation.

For	Against	Abstained
7,603,712 (97.1%)	201,700 (2.6%)	22,297 (0.3%)

 Proposal 3: Advisory vote on the frequency of voting on the compensation of named executive officers

Frequency	For	Abstained
Every year	4,069,639 (52%)	1,432,752(18.3%)
Every two years	10,337(.1%)
Every three years	2,314,981(29.6%)

Proposal 4: Approval of CPS Technologies Corp. 2020 Equity Incentive Plan

For	Against	Abstained
7,567,986 (96.6%)	234,620 (3.0%)	25,103 (.03%)

Proposal 5:  Ratification of selection of independent registered Public Accounting Firm

For	Against	Abstained
11,982,060(99.8%)	9,958(.1%)	7,299(.1%)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corp. (Registrant)
Date: April 28, 2020	/s/ Charles K. Griffith Jr. Charles K. Griffith Jr. Chief Financial Officer